UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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TERRAPIN 3 ACQUISITION CORPORATION

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TERRAPIN 3 ACQUISITION CORPORATION
c/o Terrapin Partners, LLC

1700 Broadway, 18th Floor
New York, New York 10019

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2016

To the Stockholders of Terrapin 3 Acquisition Corporation:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Terrapin 3 Acquisition Corporation (“Terrapin,” “Company,” “we,” “us” or “our”) to be held on [●], 2016 at [●], local time, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166 to consider and vote upon the following proposals:

•	a proposal to amend (the “Charter Amendment”) Terrapin’s amended and restated certificate of incorporation (the “charter”) to extend the date by which Terrapin has to consummate a business combination (the “Extension”) for an additional 120 days, from July 22, 2016 to November 19, 2016 (the “Extended Date”), provided that Terrapin has executed a definitive agreement for a business combination on or before July 22, 2016; and

•	a proposal to amend (the “Trust Amendment”) Terrapin’s investment management trust agreement, dated July 16, 2014 (the “trust agreement”), by and between Terrapin and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event Terrapin has not consummated a business combination by the Extended Date.

Each of the Charter Amendment and the Trust Amendment are more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment and the Trust Amendment is to allow Terrapin more time to complete an initial business combination. Terrapin’s IPO prospectus and charter provide that Terrapin has until July 22, 2016 to complete a business combination. While we are currently in discussions with respect to several business combination opportunities, our board currently believes that there may not be sufficient time before July 22, 2016 to complete a business combination. Accordingly, our board believes that in order to be able to consummate an initial business combination, we may need to obtain the Extension. Therefore, our board has determined that it is in the best interests of our stockholders to extend the date that Terrapin has to consummate a business combination to the Extended Date in order that our stockholders have the opportunity to participate in this investment. In addition, on [●], 2016, Terrapin issued non-interest bearing convertible promissory notes in the aggregate amount of $[●] (the “Notes”) to Apple Orange LLC, MIHI LLC, Noyac Path LLC and Periscope, LLC (together, the “sponsors”) to provide Terrapin with additional working capital in the event it is needed to support due diligence related to the business combination. The Notes are described in more detail below.

Holders (“public stockholders”) of shares of Terrapin’s Class A common stock (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment and the Trust Amendment (the “Election”) regardless of how such public stockholders vote in regard to those amendments. Terrapin believes that such redemption right protects Terrapin’s public stockholders from having to sustain their investments for an unreasonably long period if Terrapin fails to find a suitable acquisition in the timeframe initially contemplated by its charter. If each of the Charter Amendment and the Trust Amendment is approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Terrapin estimates that the per-share pro rata portion of the trust account will be approximately $10.00 at the time of the special meeting. The closing price of Terrapin’s Class A common stock on May 16, 2016 was $9.93. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $0.07 more for each share than if such stockholder sold the shares in the open market. Terrapin cannot assure stockholders that they will be able to sell their shares of Terrapin common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment and the Trust Amendment proposals are not approved and we do not consummate a business combination by July 22, 2016, as contemplated by our IPO prospectus and in accordance with our charter, or if the Charter Amendment and the Trust Amendment proposals are approved and we do not execute a definitive agreement for a business combination by July 22, 2016, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account.

The affirmative vote of at least 65% of the outstanding shares of Terrapin’s common stock is required to approve the Charter Amendment, and the affirmative vote of at least 65% of the outstanding shares of Terrapin’s Class A common stock is required to approve the Trust Amendment.

The Terrapin board of directors has fixed the close of business on [●], 2016 as the date for determining Terrapin stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Terrapin common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

After careful consideration of all relevant factors, Terrapin’s board of directors has determined that the Charter Amendment and Trust Amendment proposals are fair to and in the best interests of Terrapin and its stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Under Delaware law and Terrapin’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment, the Trust Amendment and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

By Order of the Board of Directors

/s/ Nathan Leight	/s/ Stephen Schifrin
Chairman of the Board of Directors	Secretary

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2016: This notice of meeting and the accompany proxy statement are available at [●].

TERRAPIN 3 ACQUISITION CORPORATION
c/o Terrapin Partners, LLC

1700 Broadway, 18th Floor
New York, New York 10019

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2016

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of Terrapin 3 Acquisition Corporation (“Terrapin,” “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on [●], 2016 at [●], local time, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166 to consider and vote upon the following proposals:

•	a proposal to amend (the “Charter Amendment”) Terrapin’s amended and restated certificate of incorporation (the “charter”) to extend the date by which Terrapin has to consummate a business combination (the “Extension”) for an additional 120 days, from July 22, 2016 to November 19, 2016 (the “Extended Date”), provided that Terrapin has executed a definitive agreement for a business combination on or before July 22, 2016; and

•	a proposal to amend (the “Trust Amendment”) Terrapin’s investment management trust agreement, dated July 16, 2014 (the “trust agreement”), by and between Terrapin and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event Terrapin has not consummated a business combination by the Extended Date.

The Charter Amendment and the Trust Amendment proposals are essential to the overall implementation of the board of directors’ plan to extend the date that Terrapin has to complete a business combination. The purpose of the Charter Amendment and the Trust Amendment is to allow Terrapin more time to complete an initial business combination, provided that Terrapin executes a definitive agreement for such business combination on or prior to July 22, 2016.

The affirmative vote of at least 65% of the outstanding shares of Terrapin’s common stock is required to approve the Charter Amendment, and the affirmative vote of at least 65% of the outstanding shares of Terrapin’s Class A common stock is required to approve the Trust Amendment.

Holders (“public stockholders”) of shares of Terrapin’s Class A common stock (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment and the Trust Amendment (the “Election”) regardless of how such public stockholders vote in regard to those amendments. However, the Company will not proceed with the Charter Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If the Charter Amendment and the Trust Amendment are approved by the requisite vote of stockholders (and not abandoned) and Terrapin executes a definitive agreement for a business combination on or prior to July 22, 2016, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of the business combination when it is submitted to the stockholders.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $212.78 million that was in the trust account as of March 31, 2016. In such event, Terrapin may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

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If the Charter Amendment and Trust Amendment proposals are not approved and we do not consummate a business combination by July 22, 2016, as contemplated by our IPO prospectus and in accordance with our charter, or if the Charter Amendment and Trust Amendment proposals are approved and we do not execute a definitive agreement for a business combination by July 22, 2016, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, Terrapin’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of Terrapin’s Class F common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to Terrapin’s warrants, which will expire worthless in the event we wind up.

To protect amounts held in the trust account, Messrs. Nathan Leight, Sanjay Arora and Guy Barudin have agreed that they will be jointly and severally liable to us, and MIHI LLC, one of our sponsors and a subsidiary of Macquarie Group Limited, or Macquarie (ASX: MQG) (“MIHI”), has agreed to indemnify such individuals for 50% of any such liability, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a business combination transaction agreement, reduce the amount of funds in the trust account to below $10.00 per public share or such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in value of the trust assets other than due to the failure to obtain a waiver, in each case net of the amount of interest which may be withdrawn to pay taxes or for working capital purposes. There is no assurance, however, that Messrs. Leight, Arora and Barudin will be able to satisfy their joint and several obligations. Based on the cash available to Terrapin outside of its trust account for working capital and Terrapin’s outstanding expenses owed to all creditors (both those that have signed trust waivers and those that have not), it is not anticipated that Messrs. Leight, Arora and Barudin will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be approximately $10.00. Nevertheless, Terrapin cannot assure you that the per share distribution from the trust account, if Terrapin liquidates, will not be substantially less than $10.00 due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions can be made to stockholders, any liability stockholders may have with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because Terrapin will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

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Approval of the Trust Amendment proposal will constitute consent for Terrapin to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by Terrapin to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Charter Amendment is approved.

At the time the Charter Amendment and Trust Amendments become effective, Terrapin will amend the trust account agreement to (i) permit the withdrawal of the Withdrawal Amount from the trust account and (ii) extend the date on which the trustee will liquidate the trust account to the Extended Date.

The record date for the special meeting is [●], 2016. Record holders of Terrapin common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 26,593,750 outstanding shares of Terrapin common stock including 21,275,000 outstanding public shares. Terrapin’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated [●], 2016 and is first being mailed to stockholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?	A. Terrapin is a blank check company incorporated in December 2013 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. In July 2014, Terrapin consummated its IPO from which it derived gross proceeds of $212,750,000, including proceeds from the exercise of the underwriters’ over-allotment option. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, July 22, 2016). The board of directors believes that it is in the best interests of the stockholders to continue Terrapin’s existence until the Extended Date, provided that it has executed a definitive agreement for a business combination by July 22, 2016, in order to allow Terrapin more time to complete such business combination and is submitting these proposals to the stockholders to vote upon.

Q. What is being voted on?

A.          You are being asked to vote on:

●             a proposal to amend Terrapin’s charter to extend the date by which Terrapin has to consummate a business combination to the Extended Date; and

●             a proposal to amend Terrapin’s trust agreement to extend the date on which to commence liquidating the trust account in the event Terrapin has not consummated a business combination by the Extended Date.

The Charter Amendment and the Trust Amendment proposals are essential to the overall implementation of the board of directors’ plan to extend the date that Terrapin has to complete a business combination in the event it executes a definitive agreement for a business combination by July 22, 2016. Approval of the Charter Amendment and the Trust Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholders’ approval of the Trust Amendment proposal will constitute consent for Terrapin to remove the Withdrawal Amount from the trust account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for Terrapin’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment and the Trust Amendment proposals, after taking into account the Election.

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If the Charter Amendment and Trust Amendment proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. Terrapin cannot predict the amount that will remain in the trust account if the Charter Amendment and Trust Amendment proposals are approved; and the amount remaining in the trust account may be significantly reduced from the approximately $212.78 million that was in the trust account as of March 31, 2016. In such event, Terrapin may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment and Trust Amendment proposals are not approved and we have not consummated a business combination by July 22, 2016, or if the Charter Amendment and Trust Amendment proposals are approved and we have not executed a definitive agreement for a business combination by July 22, 2016, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Terrapin’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. Terrapin will pay the costs of liquidation from its remaining assets held outside of the trust account.

Q. Why is the Company proposing the Charter Amendment and the Trust Amendment proposals?

A.          Terrapin’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before July 22, 2016. Accordingly, the trust agreement provides for the trustee to liquidate the trust account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before July 22, 2016. As we explain below, Terrapin may not be able to complete a business combination by that date.

While Terrapin is currently in discussions with respect to several business combination opportunities, Terrapin has not yet executed a definitive agreement for a business combination. Terrapin currently anticipates entering into such an agreement with one of its prospective targets by July 22, 2016, but Terrapin may not be able to consummate such a business combination given the actions that must occur prior to closing.

Because Terrapin may not be able to conclude a business combination within the permitted time period, Terrapin has determined to seek stockholder approval to extend the date by which Terrapin has to complete a business combination in the event it executes a definitive agreement for such business combination by July 22, 2016.

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Terrapin believes that given Terrapin’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, Terrapin’s board of directors is proposing the Charter Amendment to extend Terrapin’s corporate existence.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not executed a definitive agreement for a business combination by July 22, 2016 or consummated a business combination by the Extended Date.

Q. Why should I vote for the Charter Amendment?

A.          Terrapin’s board of directors believes stockholders should have an opportunity to evaluate an initial business combination with one or more of the targets with which Terrapin is in discussions, if Terrapin is able to successfully negotiate and enter into a definitive agreement with respect to such a transaction by July 22, 2016. Accordingly, Terrapin’s board is proposing the Charter Amendment to extend the date by which Terrapin has to complete a business combination until the Extended Date and to allow for the Election. The Extension would give Terrapin the opportunity to complete a business combination, provided that it enters a definitive agreement for the business combination by July 22, 2016.

Terrapin’s charter requires the affirmative vote of the holders of at least 65% of all then outstanding shares of common stock to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond July 22, 2016, except in connection with, and effective upon consummation of, a business combination. Additionally, Terrapin’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case Terrapin’s corporate existence is extended as described above. We believe that these charter provisions were included to protect Terrapin stockholders from having to sustain their investments for an unreasonably long period if Terrapin failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Terrapin’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as Terrapin is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, we believe the Extension is consistent with Terrapin’s charter and IPO prospectus.

Q. Should I vote for the Trust Amendment?	A. Approval of the Trust Amendment is a condition to the implementation of the Charter Amendment.

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Whether a holder of public shares votes in favor of or against the Trust Amendment, or abstains, the holder may, but is not required to, redeem all or a portion of its public shares for its pro rata portion of the trust account represented by the redeemed shares. We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment and Trust Amendment proposals, after taking into account the Election.

Liquidation of the trust account is a fundamental obligation of Terrapin to the public stockholders under its charter and Terrapin is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination Terrapin proposes. Assuming the Charter Amendment is approved, Terrapin will have until the Extended Date to complete a business combination.

Terrapin’s board of directors recommends that you vote in favor of the Trust Amendment proposal, but expresses no opinion as to whether you should redeem your public shares.

Q. How do the Terrapin insiders intend to vote their shares?

A.          All of Terrapin’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment proposal and, to the extent they hold public shares, the Trust Amendment proposal.

Terrapin’s directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased on the open market by Terrapin’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, Terrapin’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 5,318,750 founder shares, representing approximately 20% of Terrapin’s issued and outstanding common stock. Terrapin’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Terrapin’s directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment and Trust Amendment. Any public shares held by affiliates of Terrapin may be voted in favor of the Charter Amendment and the Trust Amendment proposals.

Q. What vote is required to adopt the Charter Amendment?	A. Pursuant to Terrapin’s charter, approval of the Charter Amendment will require the affirmative vote of holders of at least 65% of Terrapin’s outstanding common stock on the record date. Approval of the Trust Amendment is a condition to the implementation of the Charter Amendment.

Q. What vote is required to approve the Trust Amendment?

A.          Pursuant to the trust agreement, approval of the Trust Amendment will require the affirmative vote of holders of at least 65% of Terrapin’s outstanding Class A common stock on the record date.

Any holder of public shares may redeem all of or a portion of its public shares for its pro rata portion of the trust account whether such holder votes in favor of or against the Trust Amendment or abstains. You are not required to redeem your public shares regardless of whether you vote for or against the Trust Amendment or abstain.

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Q. What if I don’t want to vote for the Charter Amendment or Trust Amendment proposals?	A. If you do not want the Charter Amendment or Trust Amendment to be approved, you must abstain, not vote, or vote against the proposals. If the Charter Amendment and the Trust Amendment are approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement, Terrapin does not anticipate seeking any further extension to consummate a business combination. Terrapin has provided that all holders of public shares, including those who vote for the Charter Amendment and the Trust Amendment, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the stockholder meeting which is scheduled for [●], 2016. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future business combinations, or, if Terrapin does not execute a definitive agreement for a business combination by July 22, 2016, such holders shall be entitled to their pro rata portion of the trust account on such date.

Q. What happens if the Charter Amendment is not approved?

A.          If the Charter Amendment is not approved and we have not consummated a business combination by July 22, 2016, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Terrapin’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. Terrapin will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

Q. If the Charter Amendment and Trust Amendment proposals are approved, what happens next?

A.          Terrapin will continue its efforts to execute a definitive agreement for a business combination with one or more targets by July 22, 2016.

If Terrapin executes such an agreement, we will seek to complete the business combination, which will involve:

●             completing proxy materials;

●             establishing a meeting date and record date for considering a proposed business combination, and distributing proxy materials to stockholders; and

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●             holding a special meeting to consider such proposed business combination.

Terrapin is seeking approval of the Charter Amendment and the Trust Amendment because Terrapin may not be able to complete all of the above listed tasks prior to July 22, 2016.

Upon approval by holders of 65% of the common stock outstanding as of the record date of the Charter Amendment and holders of 65% of the Class A common stock outstanding as of the record date of the Trust Amendment proposals, Terrapin will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and enter into an amendment to the trust agreement with the trustee in the form of Annex B hereto. Terrapin will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock and warrants will remain publicly traded.

If the Charter Amendment and Trust Amendment proposals are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Terrapin’s common stock held by Terrapin’s directors and officers through the founder shares.

If the Charter Amendment and Trust Amendment proposals are approved, but Terrapin does not execute a definitive agreement for a business combination by July 22, 2016, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Terrapin’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. Terrapin will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

Q. Would I still be able to exercise my redemption rights if I vote against the proposed business combination?	A. Unless you elect to redeem all of your shares, you will be able to vote on any proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in Terrapin’s charter.

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Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow & Co., LLC, Terrapin’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902.

Q. How are votes counted?

A.          Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Charter Amendment proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of Terrapin’s common stock, voting together as a single class, and the Trust Amendment proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of Terrapin’s Class A common stock.

With respect to the Charter Amendment and Trust Amendment proposals, abstentions and broker non-votes will have the same effect as “AGAINST” votes. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. What is a quorum requirement?

A.          A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to the Charter Amendment proposal if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy. A quorum will be present with regard to the Trust Amendment proposal if at least a majority of the outstanding shares of Class A common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

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Q. Who can vote at the special meeting?

A.          Only holders of record of Terrapin’s common stock at the close of business on [●], 2016 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 26,593,750 shares of common stock, including 21,275,000 shares of Class A common stock, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with Terrapin’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the board recommend voting for the approval of the Charter Amendment and the Trust Amendment?	A. Yes. After careful consideration of the terms and conditions of these proposals, the board of directors of the Company has determined that the Charter Amendment and the Trust Amendment are fair to and in the best interests of Terrapin and its stockholders. The board of directors recommends that Terrapin’s stockholders vote “FOR” the Charter Amendment and the Trust Amendment.

Q. What interests do the Company’s directors and officers have in the approval of the proposals?	A. Terrapin’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, committed loans by them, that if drawn upon, will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment and Trust Amendment Proposals—Interests of Terrapin’s Directors and Officers.”

Q. What if I object to the Charter Amendment and the Trust Amendment? Do I have appraisal rights?	A. Terrapin stockholders do not have appraisal rights in connection with the Charter Amendment or the Trust Amendment under the DGCL.

Q. What happens to the Terrapin warrants if either of the Charter Amendment or Trust Amendment is not approved?	A. If either of the Charter Amendment or the Trust Amendment is not approved and we have not consummated a business combination by July 22, 2016, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

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Q. What happens to the Terrapin warrants if the Charter Amendment and Trust Amendment proposals are approved?	A. If the Charter Amendment and Trust Amendment proposals are approved, Terrapin will continue to attempt to execute a definitive agreement for a business combination until July 22, 2016, and if successful, will attempt to complete such business combination by the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of a business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.

Q. What do I need to do now?	A. Terrapin urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Terrapin stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A.          If you are a holder of record of Terrapin common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Terrapin common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my shares of Terrapin common stock?

A.          If the Extension is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

To demand redemption of your public shares, you must check the box on the proxy card provided for that purpose and return the proxy card in accordance with the instructions provided, and, at the same time, ensure your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Charter Amendment and the Trust Amendment.

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In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Terrapin shares.

Q. Who is paying for this proxy solicitation?	A. Terrapin will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A.          If you have questions, you may write or call Terrapin’s proxy solicitor:

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

Telephone: (800) 662-5200

Banks and brokers: (203) 658-9400

Email: TRTL.info@morrowco.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the ability of the Company to effect the Extension Amendment and the Trust Amendment or consummate a business combination;

•	unanticipated delays in the distribution of the funds from the trust account;

•	claims by third parties against the trust account; or

•	the ability of the Company to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated July 17, 2014 (Registration No. 333-196980), our Definitive Proxy Statement on Schedule 14A, filed November 13, 2015, our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

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BACKGROUND

Terrapin

We are a Delaware company incorporated on December 27, 2013 for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, exchangeable share transaction or other similar business transaction, one or more operating businesses or assets.

On July 22, 2014, we consummated our IPO of 21,275,000 units, including the exercise of the underwriters’ over-allotment option of 2,775,000 units, with each unit consisting of one share of Class A common stock and one warrant to purchase one half of one share of Class A common stock. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $212,750,000.

The units began trading on July 17, 2014 on the NASDAQ Stock Market under the symbol “TRTLU.” Commencing on August 18, 2014, the securities comprising the units began separate trading. The units, Class A common stock, and warrants are trading on the NASDAQ Stock Market under the symbols “TRTLU,” “TRTL” and “TRTLW,” respectively.

Prior to our IPO, our Terrapin sponsor and an affiliate purchased an aggregate of 5,250,000 founder shares for an aggregate purchase price of $25,000. On May 19, 2014, we effectuated a recapitalization of the company, which included a 1.0131-for-1 stock split resulting in an aggregate of 5,318,750 founder shares outstanding and held by our Terrapin sponsor and its affiliate. Simultaneously with the consummation of the IPO, MIHI, Apple Orange LLC, Noyac Path LLC and Periscope, LLC purchased an aggregate of 12,000,000 warrants (the “private placement warrants”) for $6,000,000. The net proceeds of the IPO plus the proceeds of the sale of the private placement warrants were deposited in the trust account. As of March 31, 2016, Terrapin had approximately $212,781,852 in the trust account.

The mailing address of Terrapin’s principal executive office is Terrapin 3 Acquisition Corporation, c/o Terrapin Partners, LLC, 1700 Broadway, 18th Floor, New York, New York 10019, and its telephone number is (212) 710-4100.

The Potential Business Combination

Terrapin is currently in discussions with multiple targets to complete a business combination that will qualify as an initial business combination under its charter.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not executed a definitive agreement for a business combination by July 22, 2016 or consummated a business combination by the Extended Date.

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THE CHARTER AMENDMENT AND TRUST AMENDMENT PROPOSALS

Charter Amendment Proposal

Terrapin is proposing to amend its charter to extend the date by which Terrapin has to consummate a business combination, provided that it has executed a definitive agreement for a business combination, from July 22, 2016 to the Extended Date.

The Charter Amendment and the Trust Amendment are essential to the overall implementation of the board of directors’ plan to allow Terrapin more time to complete a business combination. Approval of the Charter Amendment and the Trust Amendment is a condition to the implementation of the Extension.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by July 22, 2016, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

A copy of the proposed amendment to the charter of Terrapin is attached to this proxy statement as Annex A.

Trust Amendment Proposal

Terrapin is proposing to amend the trust agreement to extend the date on which to commence liquidating the trust account in the event Terrapin has not consummated a business combination, provided that it has executed a definitive agreement for a business combination by July 22, 2016, to the Extended Date.

A stockholder’s approval of the Trust Amendment will constitute consent to the use of the trust account proceeds to pay, at the time the Charter Amendment becomes effective, and in exchange for the surrender of public shares, pro rata portions of the funds available in the trust account to the public stockholders making the election to redeem their public shares in lieu of later distributions to which they would otherwise be entitled.

If the Trust Amendment proposal is not approved and we have not consummated a business combination by July 22, 2016, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

A copy of the proposed amendment to the trust agreement is attached to this proxy statement as Annex B.

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Reasons for the Proposals

Terrapin’s IPO prospectus and charter provide that Terrapin has until July 22, 2016 to consummate a business combination. While we are currently in discussions with respect to several business combination opportunities, our board currently believes that there may not be sufficient time before July 22, 2016 to complete a business combination. Terrapin’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock is required to extend Terrapin’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, Terrapin’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case Terrapin’s corporate existence is extended as described above. Because Terrapin continues to believe that a business combination would be in the best interests of Terrapin’s stockholders, and because Terrapin may not be able to conclude a business combination within the permitted time period, Terrapin has determined to seek stockholder approval to extend the date by which Terrapin has to complete a business combination beyond July 22, 2016 to the Extended Date; provided that it executes a definitive agreement for such business combination by July 22, 2016.

We believe that the foregoing charter provisions were included to protect Terrapin stockholders from having to sustain their investments for an unreasonably long period, if Terrapin failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Terrapin’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as Terrapin is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Terrapin’s charter and IPO prospectus.

Concurrent with the Charter Amendment and Trust Amendment proposals, on [●], 2016, Terrapin issued non-interest bearing convertible promissory notes in the aggregate amount of $[●] (the “Notes”) to Apple Orange LLC, MIHI LLC, Noyac Path LLC and Periscope, LLC (together, the “sponsors”) to provide Terrapin with additional working capital in the event it is needed to support due diligence related to the business combination.

If the Charter Amendment or Trust Amendment Proposals Are Not Approved

If the Charter Amendment or Trust Amendment proposals are not approved and we have not consummated a business combination by July 22, 2016, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Terrapin’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to Terrapin’s warrants which will expire worthless in the event we wind up. Terrapin will pay the costs of liquidation from its remaining assets held outside of the trust account.

If either of the Charter Amendment or the Trust Amendment proposals is not approved, the Company will not effect the Extension, and in the event the Company does not complete a business combination on or before July 22, 2016, the trust account will be liquidated and distributed to the public shareholders on a pro rata basis as described above.

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If the Charter Amendment and the Trust Amendment Proposals Are Approved

If the Charter Amendment and the Trust Amendment proposals are approved, Terrapin will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and enter into an amendment to the trust agreement with the trustee in the form of Annex B hereto. Terrapin will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock and warrants will remain publicly traded. Terrapin will then continue to work to execute a definitive agreement for a business combination July 22, 2016 and complete such a business combination by the Extended Date.

If the Charter Amendment and Trust Amendment proposals are approved, but Terrapin does not execute a definitive agreement for a business combination by July 22, 2016, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Terrapin’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. Terrapin will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not executed a definitive agreement for a business combination by July 22, 2016 or consummated a business combination by the Extended Date.

If the Charter Amendment and Trust Amendment proposals are approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account and Terrapin’s net asset value. Terrapin cannot predict the amount that will remain in the trust account if the Charter Amendment and Trust Amendment proposals are approved; and the amount remaining in the trust account may be significantly reduced from the approximately $212.78 million that was in the trust account as of March 31, 2016. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment and Trust Amendment proposals.

Redemption Rights

If the Charter Amendment and Trust Amendment proposals are approved, the Company will provide the public stockholders making the Election, the opportunity to receive, at the time the Charter Amendment and the Trust Amendment become effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not executed a definitive agreement for a business combination by July 22, 2016 or consummated a business combination by the Extended Date.

TO DEMAND REDEMPTIOM, YOU MUST CHECK THE BOX ON THE PROXY CARD PROVIDED FOR THAT PURPOSE AND RETURN THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE CHARTER AMENDMENT AND TRUST AMENDMENT. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Charter Amendment and the Trust Amendment.

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In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Charter Amendment and Trust Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment and the Trust Amendment are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment and Trust Amendment will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment and the Trust Amendment are not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment and the Trust Amendment will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the charter. As of the record date, this would amount to approximately $10.00 per share. The closing price of Terrapin’s common stock on May 17, 2016 was $9.93. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $0.07 more for each share than if such stockholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your shares of Terrapin’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Charter Amendment and the Trust Amendment are not approved or if they are abandoned, these shares will be returned promptly following the special meeting as described above.

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The Special Meeting

Date, Time and Place. The special meeting of Terrapin’s stockholders will be held on [●], 2016 at [●], local time, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Terrapin common stock at the close of business on [●], 2016, the record date for the special meeting. Holders of public shares will have one vote per proposal for each share of Terrapin’s Class A common stock owned on the record date. Holders of founder shares will have one vote with regard to the Charter Amendment proposal only for each share of Terrapin’s Class F common stock owned on the record date. Terrapin warrants do not carry voting rights.

Votes Required. Approval of the Charter Amendment proposal will require the affirmative vote of holders of at least 65% of all of Terrapin’s common stock outstanding on the record date, and approval of the Trust Amendment proposal will require the affirmative vote of holders of at least 65% of Terrapin’s Class A common stock outstanding on the record date. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date, there were 26,593,750 outstanding shares of Terrapin common stock, including 21,275,000 shares of Terrapin Class A common stock, each of which entitles its holder to cast one vote per proposal and 5,318,750 shares of Terrapin Class F common stock, each of which entitles its holder to cast one vote regarding the Charter Amendment proposal.

If you do not want the Charter Amendment or the Trust Amendment approved, you must abstain, not vote, or vote against each of the amendments. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the special meeting which is scheduled for [●], 2016, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against either of the amendments or abstain.

Proxies; Board Solicitation. Your proxy is being solicited by the Terrapin board of directors on the proposals to approve the Charter Amendment and the Trust Amendment being presented to stockholders at the special meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

Terrapin has retained Morrow & Co., LLC to aid in the solicitation of proxies. Morrow & Co., LLC will receive a fee of approximately $[●], as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by Terrapin. In addition, officers and directors of Terrapin may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. Terrapin will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. Terrapin may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

Possible Claims Against and Impairment of the Trust Account

To protect the amounts held in the trust account, Messrs. Leight, Arora and Barudin have agreed that they will be jointly and severally liable to Terrapin, and MIHI has agreed to indemnify such individuals for 50% of any such liability, if and to the extent any claims by a vendor for services rendered or products sold to Terrapin, or a prospective target business with which Terrapin has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below $10.00 per public share or such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes and fund working capital requirements, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, Messrs. Leight, Arora and Barudin will not be responsible to the extent of any liability for such third party claims. We have not independently verified whether Messrs. Leight, Arora and Barudin have sufficient funds to satisfy their joint and several indemnity obligations and, therefore, Messrs. Leight, Arora and Barudin may not be able to satisfy those obligations. We have not asked Messrs. Leight, Arora and Barudin to reserve for such eventuality.

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In the event that the proceeds in the trust account are reduced below $10.00 per public share or such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets other than due to the failure to obtain a waiver, in each case net of the amount of interest which may be withdrawn to pay taxes or fund Terrapin’s working capital requirements, and Messrs. Leight, Arora and Barudin assert that they are unable to satisfy their joint and several indemnification obligations or that they have no indemnification obligations related to a particular claim, Terrapin’s independent directors would determine whether to take legal action against Messrs. Leight, Arora and Barudin to enforce their joint and several indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Messrs. Leight, Arora and Barudin to enforce their joint and several indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, we cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be substantially less than $10.00 per share.

Required Vote

Approval of the Charter Amendment proposal requires the affirmative vote of holders of at least 65% of Terrapin’s common stock outstanding on the record date, and approval of the Trust Amendment proposal requires the affirmative vote of holders of at least 65% of Terrapin’s Class A common stock outstanding on the record date. Terrapin’s board of directors will abandon the Trust Amendment if the Charter Amendment is not approved. In that case, if Terrapin is unable to complete a business combination on or before July 22, 2016, it will be required by its charter to (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of Terrapin’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment and any Class A common stock owned by them in favor of the Trust Amendment. On the record date, directors and executive officers of Terrapin and their affiliates beneficially owned and were entitled to vote 5,318,750 shares of Terrapin Class F common stock representing approximately 20% of Terrapin’s issued and outstanding common stock. On the record date, none of Terrapin’s directors, executive officers or their affiliates beneficially owned any shares of Terrapin’s Class A common stock.

In addition, Terrapin’s directors, executive officers and their affiliates may choose to buy shares of Terrapin public common stock in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment and Trust Amendment proposals and elected to redeem their shares for a portion of the trust account. Any shares of Terrapin public common stock held by affiliates will be voted in favor of the Charter Amendment and Trust Amendment proposals.

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Interests of Terrapin’s Directors and Officers

When you consider the recommendation of the Terrapin board of directors, you should keep in mind that Terrapin’s executive officers and members of Terrapin’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	If either of the Charter Amendment or the Trust Amendment is not approved and we do not consummate a business combination by July 22, 2016 as contemplated by our IPO prospectus and in accordance with our charter, the 5,318,750 shares of Class F common stock held by Terrapin officers, directors and affiliates and their permitted transferees, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 12,000,000 warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $6,000,000, which will expire. Such common stock, which will convert into Class A common stock on a one-for-one basis, upon the consummation of business combination, and warrants had an aggregate market value of approximately $57,255,187.50 based on the last sale price of Terrapin’s Class A common stock and warrants of $9.92 and $0.37, respectively, on Nasdaq on May 17, 2016;

•	MIHI entered into a contingent forward purchase contract (the “contingent forward purchase contract”) with Terrapin to purchase, in a private placement for gross proceeds of approximately $40,000,000 to occur concurrently with the consummation of Terrapin’s initial business combination, 4,000,000 of Terrapin’s units (the “private placement units”) on substantially the same terms as the sale of units in the IPO at $10.00 per unit, and 1,000,000 shares of Class F common stock (the “private placement shares”) on the same terms as the sale of shares of Class F common stock to Terrapin’s sponsors prior to the IPO;

•	In connection with the IPO, Terrapin’s executive officers have agreed that they will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

•	All rights specified in Terrapin’s charter relating to the right of officers and directors to be indemnified by Terrapin, and of Terrapin’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and Terrapin liquidates, Terrapin will not be able to perform its obligations to its officers and directors under those provisions;

•	None of Terrapin’s executive officers or directors has received any cash compensation for services rendered to Terrapin. All of the current members of Terrapin’s board of directors are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

•	Our sponsors have committed an aggregate of $1,000,000 in unsecured promissory notes Terrapin will issue to its sponsors in the event that funds held outside of the trust are insufficient to fund Terrapin’s expenses prior to its initial business combination. On [●], 2016, Terrapin issued non-interest bearing convertible promissory notes in the aggregate amount of $[●] to the sponsors. Payment on the Notes is due on the date on which Terrapin consummates its initial business combination. The Notes are convertible, in whole or in part, at the payee’s election, upon the consummation of the business combination, into warrants, at a price of $0.50 per warrant. These warrants will be identical to the private warrants issued in a private placement in connection with the IPO. As such, each warrant is exercisable for one half of one share of Terrapin’s common stock, par value $0.0001 per share, at an exercise price of $5.75 per half share. Terrapin expects to repay any such loaned amounts out of the proceeds of the trust account released upon completion of a business combination. Otherwise, such loans would be repaid only out of funds held outside the trust account. In the event that Terrapin does not complete an initial business combination, it may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from the trust account would be used for such repayment. Accordingly, if Terrapin draws on these loans, it will most likely not be able to repay the loans if a business combination is not completed;

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•	Terrapin’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Terrapin’s behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of Terrapin’s initial business combination. However, if Terrapin fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, Terrapin will most likely not be able to reimburse these expenses if the proposed business combination is not completed. As of the record date, Terrapin’s officers, directors, initial stockholders and their affiliates had incurred approximately $[●] of unpaid reimbursable expenses;

•	Terrapin has entered into an Administrative Services Agreement with Terrapin Partners, LLC, an affiliate of the Terrapin sponsor, pursuant to which, Terrapin pays $10,000 per month for office space, utilities and secretarial support. Upon the earlier of completion of a business combination or liquidation, Terrapin will cease paying these monthly fees. Accordingly, Terrapin Partners LLC may receive payments in excess of the 24 payments originally contemplated, if the Charter Amendment and Trust Amendment are implemented; and

•	Terrapin has entered into a letter agreement with Macquarie Capital (USA) Inc. (“Macquarie Capital”), pursuant to which Terrapin has agreed that prior to July 16, 2017, Terrapin will engage Macquarie Capital, or an affiliate of Macquarie Capital designated by it, to act in certain capacities, on any and all transactions with a notional value greater than $30 million. Accordingly, Macquarie Capital may receive additional fees in connection with future transactions if the Charter Amendment and Trust Amendment are implemented.

The Board’s Reasons for the Charter Amendment and Trust Amendment Proposals and Its Recommendation

As discussed below, after careful consideration of all relevant factors, Terrapin’s board of directors has determined that the Charter Amendment and Trust Amendment proposals are fair to, and in the best interests of, Terrapin and its stockholders. The board of directors has approved and declared advisable adoption of the Charter Amendment and Trust Amendment proposals, and recommends that you vote “FOR” such adoption. The board expresses no opinion as to whether you should redeem your public shares.

We are a Delaware company incorporated on December 27, 2013 for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, exchangeable share transaction or other similar business transaction, one or more operating businesses or assets. On July 22, 2014, we consummated our IPO of 21,275,000 units, including the full exercise of the underwriters’ over-allotment option of 2,775,000 units, with each unit consisting of one share of Class A common stock and one warrant to purchase one half of one share of Class A common stock. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $212,750,000.

Terrapin’s IPO prospectus and charter provide that Terrapin has until July 22, 2016 to consummate a business combination. While we are currently in discussions with respect to several business combination opportunities, our board currently believes that there may not be sufficient time before July 22, 2016 to complete a business combination. Terrapin’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock is required to extend Terrapin’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, Terrapin’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case Terrapin’s corporate existence is extended as described above. Because Terrapin continues to believe that a business combination would be in the best interests of Terrapin’s stockholders, and because Terrapin may not be able to conclude a business combination within the permitted time period, Terrapin has determined to seek stockholder approval to extend the date by which Terrapin has to complete a business combination beyond July 22, 2016 to the Extended Date; provided that it executes a definitive agreement for such business combination by July 22, 2016.

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Terrapin is not asking you to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not executed a definitive agreement for a business combination by July 22, 2016 or consummated a business combination by the Extended Date.

Terrapin’s charter requires the affirmative vote of the holders of at least 65% of all then outstanding shares of common stock to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond July 22, 2016, except in connection with, and effective upon consummation of, a business combination. Additionally, Terrapin’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case Terrapin’s corporate existence is extended as described above. We believe that these charter provisions were included to protect Terrapin stockholders from having to sustain their investments for an unreasonably long period, if Terrapin failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Terrapin’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as Terrapin is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Terrapin’s charter and IPO prospectus.

After careful consideration of all relevant factors, Terrapin’s board of directors determined that the Charter Amendment and Trust Amendment are fair to and in the best interests of Terrapin and its stockholders.

The Board of Directors recommends that you vote “FOR” the Charter Amendment and Trust Amendment proposals. The Board of Directors expresses no opinion as to whether you should redeem your public shares.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Class A common stock and Class F common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of any class of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of our common stock; and

•	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 21,275,000 shares of our Class A common stock and 5,318,750 shares of our Class F common stock outstanding as of the record date. Voting power represents the combined voting power of Class A common stock and Class F common stock owned beneficially by such person. Currently, all of the shares of Class F common stock are convertible into shares of Class A common stock on a one-for-one basis.

Unless otherwise indicated, we believe all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class F Common Stock (2)		Class A Common Stock (2)
Name of Beneficial Owners (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control (2)
Nathan Leight (3)	3,818,251	71.8%	-	-	14.4%
MIHI LLC (4) (5)	1,211,563	22.8%	-	-	4.6%
Sanjay Arora (6)	119,362	2.2%	-	-	*
Guy Barudin (6)	79,574	1.5%	-	-	*
Terrapin Partners Employee Partnership 3, LLC (3)	1,379,329	25.9%	-	-	5.2%
Rob Redmond (5)	-	* %	-	-	*
George Brokaw	30,000	0.6%	-	-	*
Jonathan Kagan	30,000	0.6%	-	-	*
Victor Mendelson	30,000	0.6%	-	-	*
All directors and officers as a group (7 persons)	4,107,187	77.2%	-	-	20.2%
Davidson Kempner Capital Management LP (7)	-	-	1,700,000	8.0%	6.4%
BlueMountain Capital Management, LLC (8)	-	-	1,500,000	7.1%	5.6%
Hudson Bay Capital Management, L.P. (9)	-	-	1,500,000	7.1%	5.6%
TD Asset Management Inc. (10)	-	-	2,018,400	9.5%	7.6%
Capstone Investment Advisors, LLC (11)	-	-	1,250,000	5.9%	4.7%
AQR Capital Management, LLC (12)	-	-	1,700,000	8.0%	6.4%
Fir Tree Inc. (13)	-	-	1,831,500	8.6%	6.9%
Deutsche Bank AG (14)	-	-	1,373,971	6.5%	5.2%
Weiss Asset Management, LP (15)	-	-	1,330,000	6.3%	5.0%

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____________

*	Less than 1 percent.

(1)	Unless otherwise noted, the business address of each of the persons and entities listed above is c/o Terrapin Partners, 1700 Broadway, 18th Floor, New York, New York 10019.
(2)	Excludes shares underlying the contingent forward purchase contract, as such shares may not be voted or disposed of by MIHI within 60 days of the date of this proxy statement.
(3)	Represents (i) 2,431,488 shares of Class F common stock held by Apple Orange LLC, acquired pursuant to a certain Securities Subscription Agreement, dated as of December 31, 2013 by and between Terrapin and Apple Orange LLC; (ii) 1,379,329 shares of Class F common stock held by Terrapin Partners Employee Partnership 3, LLC, acquired pursuant to a certain Securities Subscription Agreement, dated as of December 31, 2013 by and between the Terrapin and Terrapin Partners Employee Partnership 3, LLC; and (iii) 56,061 shares of Class F common stock held by Terrapin Partners Green Employee Partnership LLC. Nathan Leight, our Chairman, is the sole managing member of Apple Orange LLC, Terrapin Partners Employee Partnership 3, LLC and Terrapin Partners Green Employee Partnership LLC. Mr. Leight may be deemed the beneficial owner of the securities held by Apple Orange LLC, Terrapin Partners Employee Partnership 3, LLC and Terrapin Partners Green Employee Partnership LLC and has sole voting and dispositive control over such securities. Mr. Leight disclaims beneficial ownership over any securities owned by Apple Orange LLC, Terrapin Partners Employee Partnership 3, LLC and Terrapin Partners Green Employee Partnership LLC in which he does not have any pecuniary interest.
(4)	MIHI is an affiliate of Macquarie Group and Macquarie Capital. The business address of MIHI LLC and Mr. Redmond is c/o Macquarie Capital (USA) Inc., 125 West 55th Street, L-22, New York, NY 10019-5396.
(5)	Mr. Redmond disclaims beneficial ownership of shares held by MIHI as he does not have control over voting or disposition of such shares.
(6)	Shares for Messrs. Arora and Barudin represent shares held by Noyac Path LLC and Periscope, LLC, respectively. The sole member of Noyac Path LLC is a trust of which Mr. Arora is settlor and a beneficiary. Mr. Arora disclaims beneficial ownership over any securities owned by Noyac Path LLC in which he does not have any pecuniary interest. Mr. Barudin is the sole member of Periscope, LLC and may be deemed the beneficial owner of shares held thereby. Excludes beneficial interest in shares allocated to Messrs. Arora and Barudin of 410,304 and 334,321 shares, respectively by Terrapin Partners Employee Partnership 3, LLC. Membership interests held by these individuals in such limited liability company are subject to vesting, which is conditioned on certain requirements, including, but not limited to, continued employment with Terrapin Partners, LLC. Messrs. Arora and Barudin have no right to vote or dispose of the shares underlying their respective partnership interests until the shares are distributed by such limited liability company.
(7)	According to a Schedule 13G filed with the SEC on November 10, 2014 on behalf of Davidson Kempner Partners (“DKP”), Davidson Kempner Institutional Partners, L.P. (“DKIP”), Davidson Kempner International, Ltd. (“DKIL”), Davidson Kempner Capital Management LP, Thomas L. Kempner, Jr. and Stephen M. Dowicz. Davidson Kempner Capital Management LP, a Delaware limited partnership and a registered investment adviser with the U.S. Securities and Exchange Commission, acts as investment manager to each of DKP, DKIP, and DKIL (“DKCM”). DKCM GP LLC, a Delaware limited liability company, is the general partner of DKCM. The managing members of DKCM are Thomas L. Kempner, Jr., Stephen M. Dowicz, Timothy I. Levart, Robert J. Brivio, Jr., Anthony A. Yoseloff, Eric P. Epstein, Avram Z. Friedman, Conor Bastable, Shulamit Leviant, Morgan Blackwell and Patrick W. Dennis and Gabriel T. Schwartz. Messrs. Thomas L. Kempner, Jr., and Stephen M. Dowicz through DKCM, are responsible for the voting and investment decisions relating to the securities held by DKP, DKIP and DKIL. The business address of Davidson Kempner Capital Management LP is c/o Davidson Kempner Partners, 65 East 55th Street, 19th Floor, New York, New York 10022.
(8)	According to a Schedule 13G/A filed with the SEC on February 2, 2016 on behalf of BlueMountain Capital Management, LLC, a Delaware limited liability company (“BMCM”). BMCM acts as investment manager to, and exercises investment discretion with respect to the securities directly owned by, the following entities: (i) Blue Mountain Credit Alternatives Master Fund L.P., a Cayman Islands exempted limited partnership, with respect to the 1,064,351 shares of Class A common stock directly owned by it; (ii) BlueMountain Equity Alternatives Master Fund L.P., a Cayman Islands exempted limited partnership, with respect to the 110,976 shares of Class A common stock directly owned by it; (iii) BlueMountain Montenvers Master Fund SCA SICAV-SIF, an investment company with variable capital organized as a specialized investment fund in the form of a corporate partnership limited by shares under the laws of Luxembourg, with respect to the 132,209 shares of Class A common stock directly owned by it; (iv) BlueMountain Foinaven Master Fund L.P., a Cayman Islands exempted limited partnership, with respect to the 123,308 shares of Class A common stock directly owned by it; (v) BlueMountain Logan Opportunities Master Fund L.P., a Cayman Islands exempted limited partnership, with respect to the 69,156 shares of Class A common stock directly owned by it; and (vi) certain other funds that previously owned shares of Class A common stock. The business address of this stockholder is 280 Park Avenue, 12th Floor, New York, New York 10017.

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(9)	According to a Schedule 13G/A filed with the SEC on February 8, 2016 on behalf of Hudson Bay Capital Management, L.P., a Delaware limited partnership (the “Investment Manager”) and Sander Gerber. The Investment Manager, which serves as the investment manager to Hudson Bay Master Fund Ltd., in whose name the reported securities are held, may be deemed to be the beneficial owner of all securities held by Hudson Bay Master Fund Ltd. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Investment Manager. Mr. Gerber disclaims beneficial ownership of these securities. The business address of this stockholder is 777 Third Avenue, 30th Floor, New York, NY 10017.
(10)	According to a Schedule 13G/A filed with the SEC on February 12, 2016 on behalf of TD Asset Management Inc., a Canadian corporation (“TDAM”) and TDAM USA Inc. (“TDAM USA”). TDAM and TDAM USA are wholly-owned subsidiaries of TD Bank Financial Group. The business address of this stockholder is Canada Trust Tower, BCE Place, 161 Bay Street, 35th Floor, Toronto, Ontario, M5J 2T2.
(11)	According to a Schedule 13G/A filed with the SEC on February 13, 2016 on behalf of Capstone Investment Advisors, LLC, a Delaware limited liability company (“Capstone”). Capstone acts as investment manager to, and exercises investment discretion with respect to the Class A common stock directly owned by Capstone Volatility Master (Cayman) Limited, a Cayman Islands exempted company. The business address of this stockholder is 250 Greenwich Street, 30th Floor, New York, New York 10007.
(12)	According to a Schedule 13G/A filed with the SEC on February 12, 2016 on behalf of AQR Capital Management, LLC, a Delaware limited liability company. AQR Capital Management, LLC serves as the investment manager to the AQR Diversified Arbitrage Fund, an open-end registered investment company. The business address of this stockholder is Two Greenwich Plaza, Greenwich, CT 06830.
(13)	According to a Schedule 13G/A filed with the SEC on February 17, 2016 on behalf of Fir Tree Inc., a New York corporation (“Fir Tree”). Fir Tree is the investment manager of certain private-pooled investment vehicles, and has been granted investment discretion over portfolio investments. The business address of this stockholder is 505 Fifth Avenue, 23rd Floor, New York, New York 10017.
(14)	According to a Schedule 13G filed with the SEC on February 16, 2016 on behalf of Deutsche Bank AG, a company organized in the Federal Republic of Germany (“DB”). The securities are beneficially owned by the Corporate Banking & Securities group of DB and its subsidiaries and affiliates. The business address of this stockholder is Taunusanlage 12, 60325 Frankfurt am Main, Federal Republic of Germany.
(15)	According to a Schedule 13G filed with the SEC on February 12, 2016 on behalf of Weiss Asset Management LP, a Delaware limited partnership (“Weiss Asset Management”), and its affiliates. Includes shares beneficially owned by a private investment partnership (the “Partnership”) of which BIP GP LLC, a Delaware limited liability company (“BIP GP”), is the sole general partner. Weiss Asset Management is the sole investment manager to the Partnership. WAM GP LLC, a Delaware limited liability company (“WAM GP”), is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP and BIP GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Partnership. The business address of this stockholder is 222 Berkeley St., 16th Floor, Boston, Massachusetts 021169.

The table above does not include the shares of Class A common stock underlying the private placement warrants, private placement units or private placement shares held or to be held by our officers or sponsors because these securities are not exercisable within 60 days of this proxy statement.

STOCKHOLDER PROPOSALS

If the Charter Amendment and Trust Amendment proposals are approved, Terrapin’s 2016 annual meeting of stockholders will likely be held on or about December 8, 2016, unless the date is changed by Terrapin’s board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the year 2016 annual meeting, you need to provide it to Terrapin by no later than approximately September 12, 2016. You should direct any proposals to Terrapin’s secretary at Terrapin’s principal office. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the year 2016 annual meeting, under Terrapin’s bylaws you must give timely notice of the matter or the nomination, in writing, to Terrapin’s secretary. To be timely, the notice has to be given between 90 and 120 days before the anniversary of the year 2015 annual meeting date (or between August 11, 2016 and September 12, 2016).

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If the Charter Amendment and Trust Amendment proposals are not approved and Terrapin fails to complete a qualifying business combination on or before July 22, 2016, there will be no annual meeting in 2016.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow & Co., LLC, Terrapin’s proxy solicitor, at 470 West Avenue, Stamford, CT 06902, telephone number: (800) 607-0088, email: TRTL.info@morrowco.com; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow & Co., LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Terrapin 3 Acquisition Corporation, c/o Terrapin Partners, 1700 Broadway, 18th Floor, New York, New York 10019, Attn: Stephen Schifrin, Secretary.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [●], 2016.

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ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TERRAPIN 3 ACQUISITION CORPORATION

[●], 2016

Terrapin 3 Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.           The name of the Corporation is “Terrapin 3 Acquisition Corporation”. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on December 27, 2013 (the “Original Certificate”). Each of the first certificate of amendment of the Original Certificate, second certificate of amendment of the Original Certificate and third certificate of amendment of the Original Certificate was filed with the Secretary of State of the State of Delaware on May 19, 2014. The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on July 16, 2014;

2.           This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3.           This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.           The text of Paragraph (b) of Section 9.1 is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on June 23, 2014, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of (x) interest to pay taxes and any interest that the Corporation may withdraw in accordance with the terms of the Trust Agreement for working capital requirements and (y) funds as consideration for the redemption of Offering Shares in connection with an amendment to Section 9.2(d) pursuant to Section 9.7 hereof, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earlier of (i) the completion of the initial Business Combination and (ii) the redemption of 100% of the Offering Shares (as defined below), that were not earlier redeemed pursuant to Section 9.7 hereof, if the Corporation is unable to execute a definitive agreement for its initial Business Combination on or before July 22, 2016 or in the event the Company does execute such agreement on or before July 22, 2016, the Corporation is unable to complete its initial Business Combination within 120 days of July 22, 2016. Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of any of Apple Orange LLC, MIHI LLC, Noyac Path LLC and Periscope, LLC (the “Sponsors”), or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”

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5.           The text of Paragraph (b) of Section 9.2 is hereby amended by inserting the phrase: “or on an amendment to Section 9.2(d) in accordance with Section 9.7 hereof” immediately after the phrase, “If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation”.

6.           The text of Paragraph (c) of Section 9.2 is hereby amended and restated to read in full as follows:

(c) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an (i) initial Business Combination pursuant to a proxy solicitation or (ii) amendment to Section 9.2(d) in accordance with Section 9.7 hereof, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to 10% or more of the Offering Shares.

7.           The text of Paragraph (d) of Section 9.2 is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not executed a definitive agreement for a Business Combination on or before July 22, 2016 or in the event that the Corporation has entered into a definitive agreement for a Business Combination on or before July 22, 2016, but has not consummated a Business Combination within 120 days of July 22, 2016, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and any interest withdrawn in accordance with the terms of the Trust Agreement for working capital requirements and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

IN WITNESS WHEREOF, Terrapin 3 Acquisition Corporation has caused this Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

TERRAPIN 3 ACQUISITION CORPORATION

By:
Name: Sonjay Arora
Title: Chief Executive Officer

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ANNEX B

PROPOSED AMENDMENT
TO THE
trust agreement

This Amendment No. 1 (this “Amendment”), dated as of [●], 2016, to the Trust Agreement (as defined below) is made by and among Terrapin 3 Acquisition Corporation, a Delaware corporation (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of July 16, 2014 (the “Trust Agreement”); and

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at a special meeting of stockholders of the Company (the “Special Meeting”) held on [●], 2016, the Company stockholders approved (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation to provide that the date by which the Company shall be required to effect a Business Combination shall be within 120 days after July 22, 2016 (the “Extended Date”), provided that a definitive agreement for a business combination is executed on or before July 22, 2016, and (ii) a proposal to extend the date on which to commence liquidating the Trust Account (the “Trust Amendment”) in the event the Company has not consummated a business combination by the Extended Date ; and

WHEREAS, on the date hereof, the Company is filing the Charter Amendment with the Secretary of State of the State of Delaware.

NOW THEREFORE, IT IS AGREED:

1.           Section 1(i) of the Trust Agreement is hereby amended and restated to read in full as follows:

           (i)           Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and any interest withdrawn for working capital requirements and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter or Amendment Notification Letter (defined below) and the other documents referred to therein, or (y)(1) the date that is 120 days after July 22, 2016, provided that the Company executes a definitive agreement for a business combination on or before July 22, 2016 or (2) July 22, 2016, in the event the Company has not executed a definitive agreement for a business combination, if a Termination Letter has not been received by the Trustee prior to such applicable date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and any interest withdrawn for working capital requirements and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the dates described above, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;

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2.           Section 1(k) of the Trust Agreement is hereby amended and restated to read in full as follows:

           (l)           Not make any withdrawals or distributions from the Trust Account other than pursuant to Section 1(i), (j) or (k) above; and

3.           A new Section 1(k) is hereby inserted into the Trust Agreement immediately following Section 1(j) to read as follows:

           (k)           Distribute upon receipt of an Amendment Notification Letter (defined below), to Public Stockholders who exercised their redemption rights in connection with an Amendment (defined below) an amount equal to the pro rata share of the Property relating to the shares of Class A Common Stock for which such Public Stockholders have exercised redemption rights in connection with such Amendment;

4.           Section 1(l) of the Trust Agreement is hereby amended by renumbering it as Section 1(m) of the Trust Agreement.

5.           A new Section 2(g) is hereby inserted into the Trust Agreement immediately following Section 2(f) of the Trust Agreement to read as follows:

           (g)           If the Company seeks to amend any provision of its Amended and Restated Articles of Incorporation relating to stockholders’ rights or pre-Business Combination activity (including the time within which the Company has to complete a Business Combination) (in each case an “Amendment”), the Company will provide the Trustee with a letter (an “Amendment Notification Letter”) in the form of Exhibit D providing instructions for the distribution of funds to Public Stockholders who exercise their redemption option in connection with such Amendment.

6.           A new Exhibit D, attached hereto, is hereby added to the Agreement immediately following Exhibit C of the Trust Agreement.

7.           All other provisions of the Agreement shall remain unaffected by the terms hereof.

8.           This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

9.           This Amendment is intended to be in full compliance with the requirements for an Amendment to the Agreement as required by Section 7(c) of the Agreement, and every defect in fulfilling such requirements for an effective amendment to the Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

10.         This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name: Jeanne Schaffer
Title: Vice President

Terrapin 3 Acquisition Corporation

By:
Name: Sanjay Arora
Title: Chief Executive Officer

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EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Steven G. Nelson and Mark Zimkind

Re:	Trust Account No. Amendment Notification Letter

Gentlemen:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between Terrapin 3 Acquisition Corporation (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of July 16, 2014 (“Trust Agreement”), this is to advise you that the Company has sought an Amendment.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate the assets of the Trust Account on [●], 2016 and to transfer $_____ of the proceeds of the Trust Account into the trust checking account at JP Morgan Chase Bank, N.A. to await distribution to the Public Stockholders that have requested redemption of their shares of Class A Common Stock in connection with such Amendment. The remaining funds shall be reinvested by you as previously instructed.

Very truly yours,

Terrapin 3 Acquisition Corporation

By:
Name:
Title:

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PROXY

Terrapin 3 Acquisition Corporation
c/o Terrapin Partners, LLC

1700 Broadway, 18th Floor
New York, New York 10019

SPECIAL MEETING OF STOCKHOLDERS

[●], 2016

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

TERRAPIN 3 ACQUISITION CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
[●], 2016

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [●], 2016, in connection with the Special Meeting to be held on [●], 2016 at [●], local time, at the offices of Greenberg Traurig, LLP, located at MetLife Building, 200 Park Avenue, New York, New York 10166 and hereby appoints Nathan Leight and Stephen Schifrin, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock, of Terrapin 3 Acquisition Corporation (the “Corporation”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS CONSTITUTING THE CHARTER AMENDMENT AND TRUST AMENDMENT CONSISTING OF PROPOSALS 1 AND 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2016: This notice of meeting and the accompany proxy statement are available at [●].

FOR	AGAINST	ABSTAIN

Proposal 1 – Amend the Charter

Amend Terrapin’s amended and restated certificate of incorporation to extend the date that Terrapin has to consummate a business combination to a date that is 120 days after July 22, 2016, provided that a definitive agreement for a business combination is executed on or before July 22, 2016 and permit holders of public shares to redeem their shares for their pro rata portion of the trust account.

☐	☐	☐

Proposal 2 – Amend the Trust Agreement

(To be voted on by Holders of Class A common stock only)

Amend the trust agreement to extend the date that the trustee will liquidate and distribute all funds held in the trust account to a date that is 120 days after July 22, 2016, provided that a definitive agreement for a business combination is executed on or before July 22, 2016, and permit the trustee to release funds from the trust account in consideration of redeemed public shares.

☐	☐	☐

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Regardless of whether you vote “FOR” or “AGAINST” proposals 1 and 2 or “ABSTAIN,” if you hold shares of the Corporation’s Class A common stock issued in the Corporation’s initial public offering, or public shares, you may exercise your redemption rights with respect to all or a portion of your public shares by marking the “Exercise Redemption Right” box below and indicating how many public shares for which you are exercising such redemption rights in the space provided. If you exercise your redemption rights, then you will be exchanging the indicated number of your public shares for cash and you will no longer own such public shares. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH FOR THOSE PUBLIC SHARES IF YOU TENDER YOUR STOCK CERTIFICATES REPRESENTING SUCH REDEEMED PUBLIC SHARES TO THE CORPORATION’S DULY APPOINTED AGENT AT LEASET TWO BUSINESS DAYS PRIOR TO THE VOTE AT SUCH MEETING.

EXERCISE REDEMPTIOM RIGHTS ☐

REDEEM _____________ PUBLIC SHARES OF THE CORPORATION

Dated: _________________________ 2016

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

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